DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Massachusetts Municipal Money Market Fund for the 12-month period ended January 31, 1998. Your Fund produced a yield of 2.97%, and after taking into account the effect of compounding, the effective yield was 3.01%.*
The Economy
    While the Federal Reserve Board's January "beige book" report on regional economic conditions found the beginnings of an Asian slowdown effect across the country, the U.S. economy still evidenced considerable vibrancy during the recent reporting period. Real Gross Domestic Product (GDP) growth remained steady at 3.1% in the third quarter of 1997 and positive year-end data had analysts projecting fourth-quarter GDP growth at an even stronger 3.7%. In November, the Commerce Department reported a gain in personal income of 0.8%, the biggest since June of 1996 and the thirteenth consecutive monthly increase. Disposable, or after-tax, income also increased in November, by 0.7%. Meanwhile, employment during October, November and December rose at the fastest pace since 1994. Consumer confidence was on the rise, too, soaring to 134.5 in December - its highest point in nearly three decades. Still, the impact of the economic deterioration in Asia has led many analysts to anticipate less robust U.S. growth ahead as slower export growth and currency declines take their toll.
    It appears that fallout from the Asian crisis may also further tame U.S. inflation, as Asian currency devaluations translate into lower import product prices and pressure on U.S. companies to keep their prices in line - and competitive. In fact, the 1997 U.S. inflation rate is already historically low at 1.7%, the lowest level since the 1960s. Producer prices continued to fall in December for the ninth straight month, dropping 1.2% during 1997. Consumer prices have been rising slightly, however, at about a 1.8% rate in 1997. That is because service prices, influenced by tight labor markets, make up slightly more than half the consumer price index. While the Federal Reserve Board (the "Fed") has made no change to interest rates since March 1997, many analysts now believe the Fed may ease rates if U.S. growth slows too much. Interest rates on money market securities dropped in January, as year-end upward pressures subsided and market sentiment began to factor in the possibility of a Fed interest-rate ease later this year.
Market Environment/Portfolio Activity
    While the Fed remained quiet over the summer months, market technicals (i.e., supply/demand) played a major role in the short-term municipal market. Supply of one-year notes dissipated as many securities matured in late June and early July. This increase in investable cash marketwide placed temporary downward pressure on yields. In the weeks to follow, issuers returned to the market with their summer financings, alleviating the supply and demand imbalance. While much of that new supply was comprised of national and California-exempt issuances, there were several attractive buying opportunities for your Massachusetts Fund.
    As year-end approached, we saw a temporary rise in short-term rates as a result of corporate seasonal "window dressing." In addition, dealers priced securities at attractive levels in order to minimize their year-end inventory. The overall decrease in demand for securities that resulted caused yields to rise temporarily. However, assets flowed back into the tax-exempt money funds in early January, thereby putting downward pressure on rates. During this time period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances. By mid-January, the market stabilized and normal trading patterns returned. In the months ahead, we will take advantage of any additional buying opportunities as we monitor potential Fed activity and any other significant changes in the municipal money market. All new investments will continue to meet the high credit quality standards which we require, and to provide a significant level of liquidity, commensurate with the needs of your Fund.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we greatly appreciate your confidence in the Fund and in The Dreyfus Corporation.
                               Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 18, 1998
New York, N.Y.
* Effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                              JANUARY 31, 1998
                                                                                                  Principal
Tax Exempt Investments-100.0%                                                                       Amount          Value
                                                                                                 _____________  _____________
Massachusetts-96.6%
Town of Ashland, BAN 4.04%, 3/5/98..........................................                    $    5,000,000  $   5,000,375
Town of Clinton, BAN 4.25%, 11/20/98........................................                         4,000,000      4,010,140
Fitchburg Industrial Development Financing Authority, Industrial Revenue,
VRDN
  (Nestal Machinery Project)
  3.35% (LOC; Lasalle National Bank) (a,b)..................................                         3,500,000      3,500,000
Town of Groton, BAN 4.15%, 7/24/98..........................................                         2,430,000      2,434,437
Massachusetts Bay Transportation Authority:
  CP 3.70%, Series C, 2/12/98 (LOC; WestDeutsche Landesbank) (b)............                         8,400,000      8,400,000
  General Transportation System Revenue
    3.75%, Series 84A, 3/1/98 (LOC; State Street Bank) (b)..................                         4,000,000      4,000,000
  Notes, 4.25%, Series A, 2/27/98...........................................                         4,000,000      4,001,478
Massachusetts Health and Education Facilities Authority, Revenue:
  CP (Boston College) 3.50%, Series H, 4/1/98 (LOC; Landesbank Hessen) (b)..                         5,000,000      5,000,000
  VRDN:
    (Amherst College) 3.35%, Series F (Guaranteed by; Amherst College) (a)..                         4,800,000      4,800,000
    (Capital Asset Program) 3.65%, Series E (LOC; First Chicago Corp.) (a,b)                        14,200,000     14,200,000
    (Childrens Hospital) 3.65%, Series F (LOC; Sanwa Bank) (a,b)............                         2,285,000      2,285,000
    (Harvard University) 3.35%, Series I (Guaranteed by; Harvard University) (a)............         6,000,000      6,000,000
    (Wellesley College) 3.25%, Series B (Guaranteed by; Wellesley College) (a)                       4,985,000      4,985,000
Massachusetts Housing Finance Agency:
  Housing Revenue 3.90%, Series 50, 6/1/98 (Insured; FGIC)..................                         5,400,000      5,400,000
  Refunding, VRDN (Harbor Point)
    3.45%, Series A (LOC; Republic National Bank of New York) (a,b).........                         5,100,000      5,100,000
Massachusetts Industrial Finance Agency:
  Industrial Revenue:
    (Ocean Spray Cranberries Inc. Project) 3.80%, 10/15/98..................                         3,500,000      3,500,000
    VRDN:
      (Cambridge Isotope Labs Inc.) 3.60% (LOC; Fleet Bank) (a,b)...........                         3,755,000      3,755,000
      (First Healthcare Corp.) 3.55%, Series B (LOC; Wachovia Bank and Trust) (a,b)...........       1,295,000      1,295,000
      Refunding (Cabot Newburyport Limited) 3.30% (LOC; Bank of Boston) (a,b)                        1,400,000      1,400,000
  PCR:
    CP, Refunding (New England Power Co. Project)
      3.70%, Series A, 3/9/98 (Corp. Guaranty; New England Power Co.).......                         3,000,000      3,000,000
    VRDN (New England Power Co. Project)
      3.50% (Guaranteed by; New England Power Co.) (a)......................                         5,500,000      5,500,000
  Revenue, VRDN:
    (Eastern Nazarene College) 3.20% (LOC; State Street Bank and Trust Co.) (a,b)...........         1,750,000      1,750,000
    (Godard House) 3.35% (LOC; Fleet Bank) (a,b)............................                         1,625,000      1,625,000
    (Heritage at Dartmouth) 3.45% (LOC; Bank of Boston) (a,b)...............                         1,825,000      1,825,000
    (Newbury College) 3.30% (LOC; Baybank) (a,b)............................                         3,870,000      3,870,000
  RRR, VRDN (Ogden Haverhill Project)
    3.40%, Series B (LOC; Union Bank of Switzerland) (a,b)..................                         8,300,000      8,300,000
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems
Revenue, VRDN
  3.25%, Series C (Insured; MBIA and Liquidity; Credit Suisse) (a)..........                         13,365,000    13,365,000

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  JANUARY 31, 1998
                                                                                                 Principal
Tax Exempt Investments (continued)                                                                 Amount          Value
                                                                                                 _____________  _____________
Massachusetts (continued)
Massachusetts Port Authority, Revenue, CP
  3.50%, Series B, 4/22/98 (LOC; Canadian Imperial Bank of Commerce) (b)....                    $    7,000,000  $   7,000,000
Massachusetts Water Resource Authority, CP:
  3.60%, 3/3/98 (LOC; Morgan Guaranty Trust Co.) (b)........................                        10,000,000     10,000,000
  3.70%, 3/18/98 (LOC; Morgan Guaranty Trust Co.) (b).......................                         5,000,000      5,000,000
Town of Methune, BAN 4.15%, 12/18/98........................................                         2,780,000      2,787,314
Town of New Bedford, BAN 4.30%, 6/30/98 (Guaranteed Repurchase Agreement; Fleet Bank)...........     2,600,000      2,604,113
Town of Rockport, BAN 4%, 2/19/98...........................................                         5,875,000      5,875,976
Town of Springfield, BAN:
  4.40%, 6/26/98............................................................                         2,500,000      2,504,292
  4.40%, 9/4/98 (LOC; Fleet Bank) (b).......................................                         4,000,000      4,011,317
  4.25%, 11/20/98 (Guaranteed Repurchase Agreement; Fleet Bank).............                         5,000,000      5,015,402
U.S. Related-3.4%
Commonwealth of Puerto Rico, Government Development Bank, CP 3.45%, 2/19/98.                         6,000,000      6,000,000
                                                                                                                _____________
TOTAL INVESTMENTS (cost $179,099,844).......................................                                     $179,099,844
                                                                                                                =============
Summary of Abbreviations
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                             Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
LOC           Letter of Credit                                   RRR     Resources Recovery Revenue
                                                                 VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            _________                      ________________            _________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              78.0%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            2.2
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                          .7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     19.1
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letters of credit. At January 31, 1998, 51.4% of the
         Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e)  Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f)  Securities which, while not rated by Fitch, Moody's and Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                JANUARY 31, 1998

                                                                                                 Cost             Value
                                                                                            _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments      $179,099,844      $179,099,844
                                 Interest receivable........................                                      1,390,037
                                 Prepaid expenses...........................                                         10,535
                                                                                                              _____________
                                                                                                                180,500,416
                                                                                                              _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       80,811
                                 Cash overdraft due to Custodian............                                        729,319
                                 Accrued expenses...........................                                         27,224
                                                                                                              _____________
                                                                                                                    837,354
                                                                                                              _____________
NET ASSETS..................................................................                                   $179,663,062
                                                                                                              =============
REPRESENTED BY:                  Paid-in capital............................                                   $179,697,526
                                 Accumulated net realized gain (loss) on investments                                (34,464)
                                                                                                              _____________
NET ASSETS..................................................................                                   $179,663,062
                                                                                                              =============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                    179,712,151
NET ASSET VALUE, offering and redemption price per share....................                                          $1.00
                                                                                                                      =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED JANUARY 31, 1998
INVESTMENT INCOME
INCOME                       Interest Income................................                                         $6,464,534
EXPENSES:                    Management fee-Note 2(a).......................                    $   899,132
                             Shareholder servicing costs-Note 2(b)..........                        139,870
                             Professional fees..............................                         38,207
                             Registration fees..............................                         25,112
                             Custodian fees.................................                         19,342
                             Prospectus and shareholders' reports...........                          9,135
                             Trustees' fees and expenses-Note 2(c)..........                          8,829
                             Miscellaneous..................................                          7,989
                                                                                                ___________
                                 Total Expenses...........................................                            1,147,616
                             Less-reduction in management fee due to
                               undertaking-Note 2(a)...........................                     (23,495)
                                                                                                ___________
                                 Net Expenses...........................................                              1,124,121
                                                                                                                    ___________
INVESTMENT INCOME-NET.......................................................                                          5,340,413
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                             (2,725)
                                                                                                                    ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $5,337,688
                                                                                                                    ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended
                                                                                           January 31, 1998    January 31, 1997
                                                                                           ________________    ________________
OPERATIONS:
  Investment income-net....................................................                 $     5,340,413     $     4,991,912
  Net realized gain (loss) on investments..................................                          (2,725)               (309)
                                                                                             ______________      ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       5,337,688           4,991,603
                                                                                             ______________      ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                      (5,340,413)         (4,991,912)
                                                                                             ______________      ______________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold............................................                     390,207,155         323,425,448
  Proceeds from acquisition of Dreyfus/Laurel Massachusetts Tax-Free Money Fund,
    Investor Shares........................................................                       ----               73,123,414
  Dividends reinvested.....................................................                       3,364,374           3,277,952
  Cost of shares redeemed..................................................                    (405,901,691)       (362,885,184)
                                                                                             ______________      ______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                   (12,330,162)         36,941,630
                                                                                             ______________      ______________
        Total Increase (Decrease) in Net Assets............................                     (12,332,887)         36,941,321
NET ASSETS:
  Beginning of Period......................................................                     191,995,949         155,054,628
                                                                                             ______________      ______________
  End of Period............................................................                   $ 179,663,062       $ 191,995,949
                                                                                             ==============      ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended January 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                .030        .028        .033        .027        .021
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........               (.030)      (.028)      (.033)      (.027)      (.021)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                3.01%       2.86%       3.34%       2.70%       2.12%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .63%        .60%        .46%        .28%        .28%
    Ratio of net investment income
      to average net assets......................                2.97%       2.82%       3.28%       2.73%       2.09%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .01%        .06%        .19%        .46%        .53%
    Net Assets, end of period (000's Omitted)....            $179,663    $191,996    $155,055    $150,811     $87,864
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Massachusetts Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services,
Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $34,400 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1998. If not applied, $30,500 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004, $200 expires in fiscal 2005 and $2,700 expires in fiscal 2006.
    At January 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from February 1, 1997 through May 8, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceeded an annual rate of .60 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $23,495 during the period ended January 31, 1998.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and otherinformation, and services related to the maintenance of shareholder accounts. During the period ended January 31, 1998, the Fund was charged $67,622 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the Fund. During the period ended January 31, 1998, the Fund was charged $65,036 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Massachusetts Municipal Money Market Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of January 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 1998 by correspond ence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
March 4, 1998
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS MASSACHUSETTS
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            639AR981
Massachusetts
Municipal Money
Market Fund
Annual Report
January 31, 1998
Registration Mark
[Dreyfus logo]